DELAWARE VIP TRUST

Nomura VIP Emerging Markets Series
(the “Series”)

Supplement to the Series’ current Statutory Prospectus, dated April 30, 2026, as amended

The table of risks applicable to Nomura VIP Emerging Markets Series in the section of the Series’ prospectus entitled “How we manage the Series – The risks of investing in the Series” is replaced in its entirety with the following:

Risk	Emerging Markets
Active management and selection risk	P
China investment risk	P
Commodity-related investments risk	-
Convertible security risk	NP
Counterparty risk	P
Currency risk	P
Derivatives risk	P
Emerging markets risk	P
Focused portfolio risk	P
Foreign currency exchange transactions and forward foreign currency contracts risk	-
Foreign risk	P
Geographic focus risk	P
Government and regulatory risk	P
Growth stock risk	P
IBOR risk	NP
Industry and sector risk	P
Information technology sector risk	-
Initial public offering (IPO) risk	NP
Interest rate risk	-
Investment company securities risk	-
Large-capitalization company risk	-
Leveraging risk	P
Limited number of securities risk	P
Liquidity risk	P
Market risk	P
Natural disaster and epidemic risk	NP
Passive foreign investment company risk	NP
Preferred stock risk	NP
Real estate industry risk	NP
Redemption risk	-
Restricted securities risk	-
Securities lending risk	-
Small- and mid-market capitalization company risk	P
Value stock risk	-

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in, or redemption from, a Series or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.

This Supplement is dated September 1, 2026.